UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 12, 2009

POWERSHARES DB US DOLLAR INDEX TRUST

(Registrant)

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

DB US DOLLAR INDEX MASTER TRUST

DB US DOLLAR INDEX BULLISH MASTER FUND

(Rule 140 Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB US Dollar Index Trust, Delaware	87-0778080 (Trust)
DB US Dollar Index Master Trust, Delaware	87-0778081 (Master Trust)
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC
60 Wall Street
New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33314, 001-33315, 001-33316, 001-33317

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 12, 2009, the Registration Statement on Form S-3 filed on November 2, 2009 by PowerShares DB US Dollar Index Trust (the “Trust”) on behalf of PowerShares DB US Dollar Index Bullish Fund (the “Fund”) and PowerShares DB US Dollar Index Bearish Fund, was declared effective by the Securities and Exchange Commission. The Fund will re-commence the issuance of Creation Baskets to Authorized Participants on Friday, November 13, 2009.

DB Commodity Services LLC, the managing owner of the Trust and the Fund (“DBCS”), will continue to monitor the number of Shares of the Fund that are registered and available for issuance with a view to assuring a constant supply of registered Shares available to meet creation orders.

Any forward-looking statements in this Current Report are based on expectations of DBCS at this time. Whether or not actual results and developments will conform to DBCS’ expectations and predictions, however, is subject to a number of risks and uncertainties, including the special considerations discussed in the Fund’s currently effective prospectus, general economic, market and business conditions, changes in laws or regulations or other actions made by governmental authorities or regulatory bodies, and other world economic and political developments. The Trust, the Fund and DBCS undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Any terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the currently effective prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/S/ MARTIN KREMENSTEIN
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment
Officer and Director

By:	/S/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB US Dollar Index Bullish Fund, a series of PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/S/ MARTIN KREMENSTEIN
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment
Officer and Director

By:	/S/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB US Dollar Index Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/S/ MARTIN KREMENSTEIN
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment
Officer and Director

By:	/S/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB US Dollar Index Bullish Master Fund, a series of DB US Dollar Index Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/S/ MARTIN KREMENSTEIN
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment
Officer and Director

By:	/S/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

Date: November 12, 2009

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